UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2008

Cargo Connection Logistics Holding, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-28233	65-0510294
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Bayview Avenue, Inwood, New York	11096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 886-4610

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an

Off-Balance Sheet Arrangement of a Registrant.

On August 21, 2008 Cargo Connection Logistics Holding, Inc. (the “Corporation”) issued a secured promissory note to Brainard Management Associates Inc. (“Brainard”), in the principal amount of $25,000, bearing interest at an annual rate of  12%, maturing on August 19, 2009 (the “Note”). The Note is secured by a first priority lien against all assets of the Corporation which were not previously collateral for other obligations.

Item 9.01	Exhibits

Exhibit

Number	Description

10.1	Promissory Note, dated August 19, 2008, issued to Brainard Management Associates Inc., in the principal amount of $25,000.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25th, 2008

Cargo Connection Logistics Holding, Inc.

By:	/s/ Scott Goodman, CEO
Scott Goodman
Chief Executive Officer

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